CAMBRIA ETF TRUST

Cambria Global Income and Currency Strategies ETF
Cambria Shareholder Yield ETF
Cambria Foreign Shareholder Yield ETF
Cambria Emerging Shareholder Yield ETF

Supplement dated August 6, 2013
to the Prospectus Dated May 6, 2013

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

Effective September 30, 2013, to the extent that the Funds have net investment income during a calendar quarter, they will declare and pay such dividends at the end of such calendar quarter, rather than on an annual basis.

Accordingly, effective September 30, 2013, in the sub-section entitled “Fund Distributions,” under the section entitled “Dividends, Other Distributions and Taxes,” the first sentence of the first paragraph is hereby deleted and replaced with the following:

Each Fund generally pays out dividends from its net investment income, if any, to shareholders quarterly and distributes its net capital gains, if any, to shareholders annually.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE